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Exhibit 32


                Certification of Chief Executive Officer and
                          Chief Financial Officer
                          Pursuant to Section 906
                     of the Sarbanes-Oxley Act of 2002



          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Chapter 63, Title 18 U.S.C. 1350(a) and (b)), the undersigned hereby certify that the Quarterly Report on Form 10-Q for the period ended January 31, 2005 of North European Oil Royalty Trust ("Trust") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.



Dated: February 28, 2005

                                               /s/ John H. Van Kirk
                                               ---------------------
                                                   John H. Van Kirk
                                                   Managing Trustee
                                              (Chief Executive Officer)



                                               /s/ John R. Van Kirk
                                               ---------------------
                                                   John R. Van Kirk
                                                   Managing Director
                                              (Chief Financial Officer)